Employee and Executive Form RSU Grant BIOLIFE SOLUTIONS, INC. 2023 OMNIBUS PERFORMANCE INCENTIVE PLAN RESTRICTED STOCK UNIT AWARD AGREEMENT RESTRICTED STOCK UNIT AWARD GRANT NOTICE BioLife Solutions, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), pursuant to its 2023 Omnibus Performance Incentive Plan (the “Plan”), hereby grants to the individual whose name is set forth below (the “Grantee”) the number of Restricted Stock Units set forth below (the “RSUs”) as of the date set forth below (the “Grant Date”). The RSUs are subject to the terms and conditions set forth in this Restricted Stock Unit Award Grant Notice (this “Grant Notice”), the Terms and Conditions of the Restricted Stock Unit Award attached hereto as Exhibit A (together with this Grant Notice, the “Agreement”), and the Plan, each of which is incorporated herein by reference. Unless otherwise defined in the Agreement, capitalized terms used in the Agreement shall have the meanings ascribed to such terms in the Plan. Name of Grantee: _______________________ Number of RSUs: _______________________ Grant Date: _______________________ [Vesting Commencement Date]1 _______________________ Vesting Schedule: Except as otherwise set forth in the Agreement or in any individual employment or similar agreement between the Grantee and the Company or any of its Subsidiaries or Affiliates (each, a “Company Group Member” and collectively, the “Company Group”), the RSUs will vest according to the following vesting schedule [include vesting schedule specified by the Committee at time of approval] (each such date, a “Vesting Date”); provided that the Grantee remains continuously in active service with a Company Group Member from the Grant Date through the applicable Vesting Date. Change in Control: Unless specifically provided otherwise in any individual employment or similar agreement between the Grantee and the applicable Company Group Member, the provisions of Section 8 of the Plan shall apply in the event of a Change in Control. In addition, if the RSUs continue in effect or are assumed or substituted in connection with a Change in Control in accordance with the Plan, and the Grantee’s employment or service is terminated without Cause [or for Good Reason (as defined below)]2, in either case, upon or within twelve (12) months following such Change in Control, any continued, assumed or substituted awards will become fully vested immediately prior to such termination. [For purposes of the Agreement, Good Reason means, unless otherwise provided in any individual employment or similar agreement between the Grantee and the applicable Company Group Member, termination of a Grantee’s employment by the Grantee for any of the following reasons, without such Grantee’s consent: 1 To be included if the Vesting Commencement Date is different from the Grant Date. 2 To be included for management team and otherwise if a Good Reason right is provided to the Grantee as determined by the Company on an individual basis.

2 (a) a material, adverse change in the Grantee’s authority, duties or responsibilities (including the assignment of duties materially inconsistent with the Grantee’s position); (b) a material reduction in the Grantee’s base salary (unless such reduction is part of a Company-wide program to reduce expenses); or (c) the Company’s decision to permanently relocate the Grantee’s residence or primary work location by more than fifty (50) miles. Notwithstanding the foregoing, unless provided otherwise in any individual employment or similar agreement between the Grantee and the applicable Company Group Member, a termination for Good Reason shall not have occurred unless and until (i) the Grantee provides the Company with written notice setting forth in detail the specific facts and circumstances allegedly giving rise to the event or condition that may constitute Good Reason within thirty (30) days following the initial occurrence thereof, (ii) the applicable Company Group Member does not cure the event or condition within sixty (60) days following receipt of such written notice, and (iii) the Grantee resigns the Grantee’s employment within thirty (30) days following the expiration of such cure period.] Acceptance: The Grantee acknowledges receipt of a copy of the Plan, the Company’s most recent prospectus that describes the Plan and the Agreement. The Grantee further acknowledges that the Grantee has reviewed the Agreement, including this Grant Notice, the Terms and Conditions of the Restricted Stock Unit Award and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing the Agreement, and fully understands all provisions of the Agreement and the Plan. By the Grantee’s signature below or through any electronic acceptance procedure established by the Company, the Grantee agrees to be bound by the terms and conditions of the Plan and the Agreement, including this Grant Notice and the Terms and Conditions of the Restricted Stock Unit Award. The Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or the Agreement. By the Grantee’s signature below or through any acceptance procedure established by the Company, the Grantee agrees, to the fullest extent permitted by Applicable Law, that in lieu of receiving documents in paper format, the Grantee accepts the electronic delivery of any documents the Company, or any third party involved in administering the Plan, which the Company may designate in its sole discretion, may deliver in connection with this grant (including the Plan, the Agreement, account statements, prospectuses, prospectus supplements, annual and quarterly reports and all other communications and information) whether via the Company’s intranet or the internet site of another such third party or via email, or such other means of electronic delivery specified by the Company. Notwithstanding the foregoing, if the Grantee does not wish to receive this Award of RSUs, or does not consent and agree to the terms and conditions on which this Award is offered, as set forth in the Plan and the Agreement, then the Grantee must reject this Award by notifying the Company at BioLife Solutions, Inc., Attention: Chief Financial Officer, 3303 Monte Vila Parkway, Suite 310, Bothell, Washington, 98021, no later than thirty (30) days following the date on which the Agreement is presented to the Grantee, in which case this Award will be cancelled automatically and without any further action on the part of the Company or the Grantee immediately upon the expiration of such thirty (30)-day period, and without any additional consideration therefor. If within such thirty (30)- day period the Grantee neither affirmatively accepts nor affirmatively rejects this Award, the Grantee will be deemed to have accepted this Award pursuant to the terms and conditions set forth in the Plan and the

3 Agreement, including this Grant Notice and the Terms and Conditions of the Restricted Stock Unit Award. BIOLIFE SOLUTIONS, INC. GRANTEE By: By: Name: Troy Wichterman Name: Title: Chief Financial Officer

A-1 EXHIBIT A TO RESTRICTED STOCK UNIT AWARD GRANT NOTICE TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT AWARD Pursuant to the Grant Notice to which this Exhibit A is attached, and forms a part of, the Company has granted to the Grantee the number of RSUs set forth in the Grant Notice. ARTICLE I. GENERAL Section 1 Incorporation of Terms of Plan. The RSUs and any Shares that may be issued to the Grantee hereunder are subject to the terms and conditions set forth in the Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between the Plan and the Agreement, the terms of the Plan shall control. ARTICLE II. AWARD OF RESTRICTED STOCK UNITS Section 2.1 Award of RSUs. In consideration of the Grantee’s past and/or continued employment with or service to the Company Group and for other good and valuable consideration, effective as of the Grant Date, the Company has granted to the Grantee the number of RSUs set forth in the Grant Notice, upon the terms and conditions set forth in the Agreement and the Plan, subject to adjustment as provided in Section 4(d) of the Plan. Each RSU represents the right to receive one Share at the times and subject to the conditions set forth herein. However, unless and until the RSUs have vested, the Grantee will have no right to the payment of any Shares subject thereto. Prior to the actual delivery of any Shares, the RSUs will represent an unsecured obligation of the Company, payable only from the general assets of the Company. Section 2.2 Vesting of RSUs; Termination of Service. (a) The RSUs shall vest in such amounts and at such times as are set forth in the Grant Notice. (b) Unless specifically provided otherwise in the Agreement or any individual employment or similar agreement between the Grantee and the applicable Company Group Member, if the Grantee’s employment or service with the Company Group terminates for any reason prior to the final Vesting Date, then all unvested RSUs shall be cancelled immediately upon such termination and the Grantee shall not be entitled to receive any consideration with respect thereto. Employment or service for only a portion of a vesting period prior to a Vesting Date, even if a substantial portion, will not entitle the Grantee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services except as specifically provided otherwise in the Agreement or in any individual employment or similar agreement between the Grantee and the applicable Company Group Member. A transfer of the Grantee’s employment or service from one Company Group Member to another shall not be considered a termination of service. The Grantee’s employment or service with the Company Group shall be deemed to terminate as of the date the Grantee is no longer actively providing services to the Company Group (regardless of the reason for the termination and whether or not later found to be invalid or in breach of Applicable Law or the terms of any individual employment or similar agreement between the Grantee and a Company Group Member and shall not, subject to Applicable Law, be extended by any required notice period (e.g., garden leave)).

A-2 (c) In the event that, prior to the final Vesting Date, the Grantee takes a leave of absence that was approved in writing by the Company or the applicable Company Group Member or to which the Grantee is entitled under Applicable Law (an “Authorized Leave”), any unvested RSUs will remain outstanding and continue to vest during the Authorized Leave in accordance with the terms of the Agreement. Notwithstanding the foregoing, in the event the Grantee does not return to active service (as determined by the Committee in its sole discretion) with the Company Group on or prior to the end of the Authorized Leave (or such earlier date as such leave no longer constitutes a “bona fide leave of absence” for purposes of Section 409A of the Code) (such date, the “Final Return Date”), then all unvested RSUs shall be cancelled immediately upon the Final Return Date and the Grantee shall not be entitled to receive any consideration with respect thereto. Section 2.3 Settlement of RSUs. (a) The RSUs shall be settled in Shares (either in book-entry form or otherwise) as soon as administratively practicable following the applicable Vesting Date, and, in any event, no later than March 15th of the calendar year following the year in which the RSUs are no longer subject to a substantial risk of forfeiture (for the avoidance of doubt, this deadline is intended to comply with the “short-term deferral” exemption from Section 409A of the Code). Notwithstanding the foregoing, the Company may delay the settlement of RSUs if it reasonably determines that such payment or distribution will violate Applicable Law, provided that such settlement shall be made at the earliest date at which the Company reasonably determines that the making of such distribution or payment will not cause such violation, as required by Treasury Regulation Section 1.409A-2(b)(7)(ii), and provided further that no settlement shall be delayed under this Section 2.3(a) if such delay will result in a violation of Section 409A of the Code. (b) Settlement of vested RSUs shall be made by the Company in the form of whole Shares, and any fractional share shall be distributed in cash in an amount equal to the value of such fractional share determined based on the Fair Market Value as of the date immediately preceding the date of such settlement. Section 2.4 Conditions to Issuance of Certificates. The Company shall not be required to issue or deliver any certificate or certificates for any Shares or to cause any Shares to be held in book-entry form prior to the fulfillment of all of the following conditions: (a) the admission of the Shares to listing on all stock exchanges on which such Shares are then listed, (b) the completion of any registration or other qualification of the Shares under any Applicable Law or under rulings or regulations of the SEC or other governmental regulatory body, which the Committee, in its absolute discretion, determines to be necessary or advisable, (c) the obtaining of any approval or other clearance from any state or federal governmental agency that the Committee, in its absolute discretion, determine to be necessary or advisable, (d) the receipt by the Company of full payment for such Shares, which may be in one or more of the forms of consideration approved by the Committee from time to time, including services rendered to the Company Group, that the Committee, in its absolute discretion, determines to be necessary or advisable, and (e) the receipt of full payment of any applicable withholding tax in accordance with Section 2.5 hereof by the Company Group Member with respect to which the applicable withholding obligation arises. Section 2.5 Tax Withholding. Notwithstanding any other provision of the Agreement: (a) Upon vesting and settlement of the Grantee’s RSUs, the Company shall instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the Grantee’s behalf a whole number of Shares from those Shares that are subject to this Award as the Company determines to

A-3 be appropriate to generate cash proceeds sufficient to satisfy the applicable federal, state, local and foreign taxes (including the employee portion of any Federal Insurance Contributions Act obligation) required by Applicable Law to be withheld by the Company Group, and to remit the proceeds of such sale to the applicable Company Group Member with respect to which the withholding obligation arises. The Grantee’s acceptance of this Award constitutes the Grantee’s instruction and irrevocable authorization to the Company and such brokerage firm to complete the transactions described in this Section 2.5(a), including the transactions described in the previous sentence, as applicable. In the event of the occurrence of any broker-assisted sale of Shares in connection with the payment of withholding taxes as provided in this Section 2.5(a): (i) any Shares to be sold through a broker-assisted sale will be sold on the day the tax withholding obligation arises, or as soon thereafter as practicable, (ii) such Shares may be sold as part of a block trade with other grantees in the Plan in which all grantees receive an average price per Share, (iii) the Grantee will be responsible for all broker’s fees and other costs of sale, and Grantee agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale, (iv) to the extent the proceeds of such sale exceed the required tax withholding obligation, the Company agrees to pay such excess in cash to the Grantee as soon as reasonably practicable, (v) the Grantee acknowledges that the Company or its designee is under no obligation to arrange for such sale at any particular price, and that the proceeds of any such sale may not be sufficient to satisfy the required tax withholding obligation, and (vi) in the event the proceeds of such sale are insufficient to satisfy the required tax withholding obligation, the Grantee agrees to pay immediately upon demand to the applicable Company Group Member with respect to which the withholding obligation arises, an amount in cash sufficient to satisfy any remaining portion of the applicable Company Group Member’s required withholding obligation. If any such broker-assisted sale of Shares in connection with the payment of withholding taxes as provided in this Section 2.5(a) would violate Applicable Law, then the Company may require that such required tax withholding obligation be satisfied by other methods permissible under Section 9(f) of the Plan. (b) The Grantee is ultimately liable and responsible for, and, to the extent permitted by Applicable Law, agrees to indemnify and keep indemnified the Company Group from, all taxes owed in connection with this Award, regardless of any action taken by any Company Group Member with respect to any tax withholding obligations that arise in connection with this Award. No Company Group Member makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding or vesting of this Award or the subsequent sale of Shares. The Company Group does not commit and is under no obligation to structure this Award to reduce or eliminate the Grantee’s tax liability. Section 2.6 Rights as Stockholder. Neither the Grantee nor any Person claiming under or through the Grantee will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book-entry form) will have been issued and recorded on the records of the Company or its transfer agents or registrars and delivered to the Grantee (including through electronic delivery to a brokerage account). Except as otherwise provided herein, after such issuance, recordation and delivery, the Grantee will have all the rights of a stockholder of the Company with respect to such Shares, including, without limitation, the right to vote such Shares and the right to receive dividends and distributions on such Shares. ARTICLE III. OTHER PROVISIONS Section 3.1 Administration. The Committee shall have the power to interpret the Plan and the Agreement and to adopt such rules for the administration, interpretation and application of the Plan and the Agreement as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee will be final and binding upon

A-4 the Grantee, the Company and all other interested Persons. To the extent allowable pursuant to Applicable Law, no member of the Committee or the Board will be personally liable for any action, determination or interpretation made with respect to the Plan or the Agreement. Section 3.2 RSUs Not Transferable. The RSUs may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until the Shares underlying the RSUs have been issued, and all restrictions applicable to such Shares have lapsed. No RSUs or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Grantee or the Grantee’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence. Section 3.3 Adjustments. The Committee may accelerate the vesting of all or a portion of the RSUs in such circumstances as it, in its sole discretion, may determine. The Grantee acknowledges that the RSUs and the Shares subject to the RSUs are subject to adjustment, modification and termination in certain events as provided in the Agreement and the Plan, including Section 4(d) of the Plan. Section 3.4 Clawback. The Grantee acknowledges that the RSUs and the Shares acquired upon settlement of the RSUs shall be subject (including on a retroactive basis) to clawback, recoupment, forfeiture or similar requirements (and such requirements shall be deemed incorporated by reference into the Agreement) to the extent required by the Clawback Policy or Applicable Law (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) or as a result of any failure to comply with the Company’s policy on confidential information and proprietary business information, as may be in effect from time to time. Section 3.5 No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan, or the Grantee’s acquisition or sale of the Shares underlying the RSUs. The Grantee should consult with the Grantee’s personal tax, legal and financial advisors regarding participation in the Plan before taking any action related to the Plan. Section 3.6 Insider Trading/Market Abuse Laws. The Grantee acknowledges that the Grantee may be subject to insider trading restrictions and/or market abuse laws in the United States, which may affect the Grantee’s ability to acquire or sell Shares or rights to Shares (e.g., RSUs) under the Plan during such time as the Grantee is considered to have “inside information” regarding the Company (as defined under Applicable Law). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Grantee placed before the Grantee possessed inside information. Furthermore, the Grantee could be prohibited from (i) disclosing the inside information to any third party and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. The Grantee should keep in mind third parties include fellow employees. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable insider trading policy of the Company. The Grantee is responsible for ensuring compliance with any applicable restrictions and should consult with the Grantee’s personal legal advisor on this matter. Section 3.7 Notices. Any notice to be given under the terms of the Agreement to the Company shall be addressed to the Company in care of the Chief Financial Officer at the Company’s principal office, and any notice to be given to the Grantee shall be addressed to the Grantee at the Grantee’s last address reflected on the Company’s records. By a notice given pursuant to this Section 3.7, either party

A-5 may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service or similar foreign entity. Section 3.8 Headings. Headings are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Agreement. Section 3.9 Governing Law. The laws of the State of Washington shall govern the interpretation, validity, administration, enforcement and performance of the terms of the Agreement, except for matters of corporate law, in which case the provisions of the Delaware General Corporation Law shall govern, and in each case, regardless of the law that might be applied under principles of conflicts of laws. Section 3.10 Conformity to Securities Laws. The Grantee acknowledges that the Plan and the Agreement are intended to conform to the extent necessary with all Applicable Laws, including, without limitation, the provisions of the Securities Act of 1933, as amended from time to time, or any successor statute thereto, and the Exchange Act, and any and all regulations and rules promulgated thereunder by the SEC, and state securities laws and regulations. Notwithstanding any other provision of the Plan or the Agreement, the Plan shall be administered, and the RSUs are granted, only in such a manner as to conform to Applicable Law and shall be deemed amended to the extent necessary to conform to Applicable Law. Section 3.11 Amendment, Suspension and Termination. To the extent permitted by the Plan, the Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee or the Board, provided that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of the Agreement shall materially and adversely impair the rights of the Grantee without the prior written consent of the Grantee. Section 3.12 Imposition of Other Requirement. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the RSUs and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Section 3.13 No Waiver. Any right of the Company Group contained in the Agreement may be waived in writing by the Committee. No waiver of any right hereunder by any party shall operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent occasion for its exercise, or as a waiver of any right to damages. No waiver by any party of any breach of the Agreement shall be held to constitute a waiver of any other breach or a waiver of the continuation of the same breach. Section 3.14 Successors and Assigns. The Company may assign any of its rights under the Agreement to single or multiple assignees, and the Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in Section 3.2 hereof and the Plan, the Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto. Section 3.15 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or the Agreement, if the Grantee is subject to Section 16 of the Exchange Act, the Plan, the RSUs and the Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted

A-6 by Applicable Law, the Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Section 3.16 Not a Contract of Employment. Nothing in the Agreement or the Plan shall confer upon the Grantee any right to continue to serve as an employee or other service provider of any Company Group Member or shall interfere with or restrict in any way the rights of any Company Group Member, which rights are hereby expressly reserved, to discharge or terminate the services of the Grantee at any time for any reason whatsoever, with or without cause, except to the extent (a) expressly provided otherwise in a written agreement between a Company Group Member and the Grantee or (b) where such provisions are not consistent with Applicable Law, in which case such Applicable Law. Section 3.17 Entire Agreement. The Plan and the Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof. The Grantee expressly warrants that the Grantee is not accepting the Agreement in reliance on any promises, representations, or inducements other than those contained herein. Section 3.18 Section 409A. This Award is not intended to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code. However, notwithstanding any other provision of the Plan or the Agreement, if at any time the Committee determines that this Award (or any portion thereof) may be subject to Section 409A of the Code, the Committee shall have the right in its sole discretion (without any obligation to do so or to indemnify the Grantee or any other Person for failure to do so) to adopt such amendments to the Plan or the Agreement, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Committee determines are necessary or appropriate for this Award either to be exempt from the application of Section 409A of the Code or to comply with the requirements of Section 409A of the Code. Any ambiguities herein will be interpreted such that all payments and benefits to U.S. taxpayers will be exempt from, or comply with, the requirements of Section 409A of the Code so that none of the RSUs provided under the Agreement will be subject to the additional tax imposed under Section 409A of the Code. Each payment payable under the Agreement is intended to constitute a separate payment for purposes of Treasury Regulation 1.409A-2(b)(2). Section 3.19 Agreement Severable. In the event that any provision of the Agreement is held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of the Agreement. Section 3.20 Limitation on the Grantee’s Rights. Participation in the Plan confers no rights or interests upon the Grantee other than as herein provided. The Agreement creates only a contractual obligation on the part of the Company as to amounts payable and shall not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. The Grantee shall have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the RSUs. Section 3.21 Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which shall be deemed an original and all of which together shall constitute one instrument. * * * * *